Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,004,929)
Unrealized Gain (Loss) on Market Value of Futures	(12,408,559)
Interest Income	56,783
ETF Transaction Fees	2,100
Total Income (Loss)	$(19,354,605)

Expenses
Management Fees	$347,241
Professional Fees	46,719
Brokerage Commissions	28,922
Non-interested Directors' Fees and Expenses	3,198
Prepaid Insurance Expense	5,935
Total Expenses	$432,015
Net Income (Loss)	$(19,786,620)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/15	$509,997,842
Additions (1,150,000 Shares)	47,757,932
Net Income (Loss)	(19,786,620)

Net Asset Value End of Month	$537,969,154
Net Asset Value Per Share (13,300,000 Shares)	$40.45

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(58,450)
Unrealized Gain (Loss) on Market Value of Futures	(219,425)
Interest Income	211
Total Income (Loss)	$(277,664)

Expenses
Management Fees	$1,159
Professional Fees	5,366
Brokerage Commissions	213
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	22
Total Expenses	6,773
Expense Waiver	(5,356)
Net Expenses	$1,417
Net Income (Loss)	$(279,081)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/15	$2,329,150
Net Income (Loss)	(279,081)

Net Asset Value End of Month	$2,050,069
Net Asset Value Per Share (150,000 Shares)	$13.67

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(22,221)
Unrealized Gain (Loss) on Market Value of Futures	(46,090)
Unrealized Gain (Loss) on Foreign Currency Translations	(281)
Interest Income	175
Total Income (Loss)	$(68,417)

Expenses
Management Fees	$1,068
Professional Fees	4,943
Brokerage Commissions	56
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	18
Total Expenses	6,097
Expense Waiver	(5,454)
Net Expenses	$643
Net Income (Loss)	$(69,060)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/15	$2,050,925
Net Income (Loss)	(69,060)

Net Asset Value End of Month	$1,981,865
Net Asset Value Per Share (100,000 Shares)	$19.82

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended November 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,085,600)
Unrealized Gain (Loss) on Market Value of Futures	(12,674,074)
Unrealized Gain (Loss) on Foreign Currency Translations	(281)
Interest Income	57,169
ETF Transaction Fees	2,100
Total Income (Loss)	$(19,700,686)

Expenses
Management Fees	$349,468
Professional Fees	57,028
Brokerage Commissions	29,191
Non-interested Directors' Fees and Expenses	3,223
Prepaid Insurance Expense	5,975
Total Expenses	444,885
Expense Waiver	(10,810)
Net Expenses	$434,075
Net Income (Loss)	$(20,134,761)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/15	$514,377,917
Additions (1,150,000 Shares)	47,757,932
Net Income (Loss)	(20,134,761)

Net Asset Value End of Month	$542,001,088

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,  to the best of his knowledge and belief, the information contained in the Account Statement for  the month ended November 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612